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               NATIONAL TOBACCO COMPANY MANAGEMENT BONUS PROGRAM

     THIS PROGRAM WILL BE BASED ON ANNUAL EBITDA PERFORMANCE WITH ELIGIBLE PARTICIPANTS BEING THE PARTICIPANTS AS DETERMINED BY THE BOARD OF DIRECTORS FROM TIME TO TIME.

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
1.         GROUP                     PARTICIPANTS

           A.                        President
                                     Executive Vice-President and Chief Financial Officer
                                     Executive Vice-President and General Council

           B.                        Executive Vice-President, Sales
                                     Executive Vice-President and COO
                                     Senior Vice-President and CFO
                                     Vice-President, Marketing
                                     Vice-President and General Manager-Operations

           C.                        Participants and the level of bonus pay in this group are to be determined by the Management Committee on an annual basis, not to exceed $50,000.
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II.        Bonus EBITDA target level: 1996--$15.1MM, 1997--$15.8MM,
           1998--$16.6MM, 1999--$17.4MM, 2000--$18.2MM, 2001--$19.0MM.

III. For any year in which the minimum EBITDA target is not reached, the Compensation Committee of the Board of Directors shall have the right to allocate bonuses on a discretionary basis.

IV. All dollar payouts above 100% shall be on a graduated basis in whole percent increments.

V.         LEVEL OF PERFORMANCE

                                    GROUP A                 GROUP B
                                    % OF BASE               % OF BASE
            % EBITDA                SALARY                  SALARY
            --------                ---------               ---------
            100%                    50%                     25%

            105%                    60%                     30%

            110%                    70%                     35%

            (greater than) 110%     Board Discretion        Board Discretion